                                                                  Exhibit 99.246


                        PROCURING AND SCHEDULING ENERGY:
                       A Draft Turn-key Services Proposal
                                     to the
                    California Department of Water Resources

                                       By
                                    eNMARKET

                               February 28, 2001

                        Proprietary & Confidential Draft

                                                                      PSC 016414

                                   BACKGROUND

-  CDWR is procuring and scheduling energy for California on interim basis

-  CDWR is establishing CERS unit

-  CERS annual costs $21-26 million, plus software upgrades for CaISO changes


                        Proprietary & Confidential Draft



                                                                      PSC 016415

                                PROPOSAL SUMMARY

-  Turn-key Services by eNMARKET with support from Perot Systems

   -  Procurement (inc fiscal) and Reliability (Scheduling/Settlements)
   -  All people and systems

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-  Smaller Scope Options Offered


-  eNMARKET is ex-CalPX employees + others

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-  Perot Systems is leading provider/integrator of energy systems

   - Perot Systems has submitted separate Scheduling/Settlements proposal to CDWR; this proposal is consistent with their Solution 1.

                        Proprietary & Confidential Draft

                               PROPOSAL BENEFITS

- COST

  - 30+% less than CDWR projections

  - Not subject to CaISO software changes -- which cost PX $3.5 million in 2000 and was projected to cost $8 million in 2001


- EXPERIENCE/REPUTATION
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  - Developed & Operated CalPX, 85% of State power

  - Quality Service with integrity


- FLEXIBILITY
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  - Quick start
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  - Not incurring fixed cost for interim service -- easily transportable


- CALIFORNIA SENSITIVITY

  - integrate Demand Responsiveness/efficiency & Renewables

  - know key California energy players



                        Proprietary & Confidential Draft

                                                                      PSC 016417

                                SERVICE OPTIONS


1.  Full Turn-Key
    -  All people and systems
    -  Procurement & Scheduling/Settlements

2.  Partial Turn-Key
    -  Procurement people
    -  CDWR has a separate deal with Perot Systems

3.  Management Services
    -  eNMARKET people manage all services
    -  CDWR provides worker people and systems
    -  CDWR has a separate deal with Perot Systems

Location:  Sacramento vs So Calif


                        Proprietary & Confidential Draft

                                                                      PSC 016418

                         SCOPE OF SERVICES FOR OPTION 1


Procurement
     Energy Commodity
          Demand Evaluation & Transmission Acquisition
          Short- and Long-Term Contracts -- including analysts
     Fiscal
          Risk Management/Market Analysis
          Power Cost Management & Bond Financing interface
          Billing, Regulatory Coordination & Administration

Scheduling/Reliability
     Power Operations
          Scheduling & Trading/ISO interface
          Settlements
     IT Support

Note: Scope does not include legal support


                        Proprietary & Confidential Draft

                                                                      PSC 016419

                               FEES FOR OPTION 1

Monthly Subscription:  $1.4 million
Volumetric (all MWH > 5TWH/mo) $.04/MWH

Expected Annual Fee: $16.8 million in Alhambra add 10% for the first year if in Sacramento

CDWR projected cost:  $24-34 million*
     *includes $3.5 - 8 million for ISO required software upgrades

EXPECTED FEE IS 30+% BELOW CDWR PROJECTED COSTS.


Note: Some CDWR personnel can be included and the subscription fees would be reduced by their labor costs.


                        Proprietary & Confidential Draft

                                                                      PSC 016420
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                         SCOPE OF SERVICES FOR OPTION 2


PROCUREMENT

     Energy Commodity

          Demand Evaluation & Transmission Acquisition

          Short- and Long-Term Contracts -- including analysts

     Fiscal

          Risk Management/Market Analysis

          Power Cost Management & Bond Financing interface

          Billing, Regulatory Coordination & Administration


SCHEDULING/RELIABILITY

          Not Included

          CDWR negotiates separate deal with Perot or provides in another way


Note: Scope does not include legal support





                        Proprietary & Confidential Draft


                                                                      PSC 016421
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                               FEES FOR OPTION 2


Monthly subscription: $0.9 million
Volumetric (all MWH > 5TWH/mo) $.02/MWH

Expected Annual Fee: $10.8 million in Alhambra
Add 10% the first year in Sacramento

CDWR projected cost: $15+ million

Expected Fee is 30+% below CDWR projected costs.

Note: Some CDWR personnel can be included and the subscription fees would be reduced by their labor costs.

                        Proprietary & Confidential Draft
                                                                      PSC 016422
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                         SCOPE OF SERVICES FOR OPTION 3
                              MANAGEMENT SERVICES

Over-All Manager

Procurement

     Energy Commodity
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          Manager plus Directors & Analyst

     Fiscal

          Manager plus 2 Directors & 2 Analysts

Scheduling/Reliability
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          Manager plus Analyst

Plus 5 Administrative support

Note: Scope does not include legal support or expenses.




                        Proprietary & Confidential Draft















                                                                      PSC 016423
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                               FEES FOR OPTION 3

Monthly Subscription:  $0.4 million
Volumetric (all MWH > 5TWH/mo) $.01/MWH

Expected Annual Fee for 16 people: $4.8 million in Alhambra
 Add 10% the first year in Sacramento
All direct expenses are added to these fees.

This option provides a quality Management team that can react quickly to market conditions.

                        Proprietary & Confidential Draft

                                                                      PSC 016424

Summary of Perot Systems Separate Proposal


- Solution 1

     - Full Scheduling/Settlements Business & IT Operations

       (Included as part of eNMARKET'S Option 1)


- Solution 2

     - Scheduling/Settlement Applications hosting

       (IT Operations)


- Solution 3

     - Software delivery & integration






                        Proprietary & Confidential Draft

                                   CONCLUSION

*    eNMARKET (& PEROT) PROVIDE CDWR WITH TURN-KEY CERS SERVICES WITH:

     --   LOW COST/HIGH VALUE

     --   HIGH EXPERIENCE

     --   FLEXIBILITY

     --   CALIFORNIA SENSITIVITY

     AND CAN START ALMOST IMMEDIATELY.



                        Proprietary & Confidential Draft

                                                                      PSC 016426